Prepayments and other current assets	6 Months Ended
Jun. 30, 2026
Prepayments And Other Current Assets
Prepayments and other current assets

Note 6 – Prepayments and other current assets

Prepayments and other current assets consist of the following:

	As of June 30, 2026	As of December 31, 2025
	US$	US$
Prepaid expenses	$467,824	$842,514
Prepaid taxes	10,570	30,876
Security deposits	34,388	25,652
Prepayments and other current assets	$512,782	$899,042

Prepaid expenses include US$125,000 representing an advance payment for corporate advisory services. These services include ongoing guidance on financing planning and structure design, the negotiation investment terms and the capital market positioning of the Company, for services to be rendered over the 3-month period ending September 30, 2026.

Prepayments to a related party of US$1,032,500 are presented separately in the unaudited condensed consolidated balance sheets and disclosed in Note 10.